The UBS Funds

SAI Supplement

The UBS Funds

Supplement to the Statement of Additional Information

January 16, 2015

Dear Investor,

The purpose of this supplement is to update the Statement of Additional Information ("SAI") of The UBS Funds (the "Trust") dated October 28, 2014, as supplemented.

At a recent meeting of the Board of Trustees (the "Board") of the Trust, the Board approved the reduction of the holding period for redemption fees for the Funds from 90 days to 30 days, effective on February 17, 2015, for purchases of the Funds on or after that date. In connection with that change, the SAI is revised to delete in its entirety the third paragraph of the section entitled "Reduced sales charges, additional purchase, exchange and redemption information and other services—Additional exchange and redemption information" and replace it with the following:

The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board, result in the necessity of a Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or inkind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. For redemptions taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of a Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Fund computes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Funds, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Funds by nature of a greater than 5% ownership interest in the Funds.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-704